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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                 Pursuant to Rule 100 and 101 of Regulation FD

         Date of Report (Date of earliest event reported): May 9, 2001
                           ________________________



                        CB RICHARD ELLIS SERVICES, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                     001-12231                  52-1616016
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


     200 North Sepulveda Boulevard, El Segundo, California      90245-4380
     (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code (310) 563-8611

                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure

     On May 9, 2001, CB Richard Ellis (the Company) issued two press releases. One reported the Company's operating results for first quarter 2001. The second reported the first quarter 2001 operating results for the Company's Europe, Middle East and Africa Division. These press releases are filed as exhibits 99.1 and 99.2, respectively.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

          99.1 Press release dated May 9, 2001 issued by CB Richard Ellis Services, Inc. reporting the Company's operating results for first quarter 2001.

          99.2 Press release dated May 9, 2001 issued by CB Richard Ellis Services, Inc. reporting the first quarter 2001 operating results for the Company's Europe, Middle East and Africa Division.

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                                  SIGNATURES

     Pursuant to the requirements of Rule 100 and 101 of Regulation FD, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CB RICHARD ELLIS SERVICES, INC.

          Date: June 7, 2001           By:       /s/ James H. Leonetti
                                           -------------------------------------
                                                     James H. Leonetti
                                                  Chief Financial Officer

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                                                                   Exhibit Index

Exhibit
Number                           Description of Exhibit
-------                          ----------------------

 99.1     Press release dated May 9, 2001 issued by CB Richard Ellis Services,
          Inc.
 99.2 Press release dated May 9, 2001 issued by CB Richard Ellis Services, Inc. Europe, Middle East and Africa (EMEA) Division.

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